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                                                                   EXHIBIT 10.8

                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED

                         OPTION TO PURCHASE COMMON STOCK

         THIS AMENDMENT (the "Amendment") to the Amended and Restated Option to Purchase Common Stock (the "Option"), dated August 8, 2003, issued to ____________________ (the "Holder") to purchase 100,000 shares of common stock, par value $.001, of Continental Southern Resources, Inc., a Nevada corporation (the "Company"), is made and entered into February 26, 2004. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Option.


                                    RECITALS

         WHEREAS, the parties hereto desire to amend the Option to delete
Section 3.3(a).

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1.       Section 3.3(a) is hereby deleted in its entirety.

         2. Except as expressly provided herein, the Option shall remain in full force and effect.

         3. This Amendment may be executed in counterpart, each of which shall be deemed to be an original, and both of which together shall constitute one and the same agreement.


         IN WITNESS WHEREOF, the Holder and the Company have caused this Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

                                       CONTINENTAL SOUTHERN RESOURCES, INC.


                                       By:__________________________________
                                          Name:
                                          Title:



                                       -------------------------------------
                                       [Holder]